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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 6, 2001


                               BSQUARE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           WASHINGTON                  000-27687                91-1650880
   (STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
        OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)


                         3150 139TH AVENUE SE, SUITE 500
                           BELLEVUE, WASHINGTON 98005
                                 (425) 519-5900

   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



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ITEM 5. OTHER EVENTS.

        On July 6, 2001, BSQUARE Corporation (the "Company") issued a press release reaffirming prior revenue guidance for the second quarter of 2001 and providing an update on its business. A copy of the press release is filed as
Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                Not applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION.

                Not applicable.

        (c)     EXHIBITS.

                Exhibit No.           Exhibit Description
                -----------           -------------------

                   99.1               Press Release


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BSQUARE CORPORATION

Date:  July 6, 2001          By:           /s/ Leila L. Kirske
                                    ------------------------------------
                                           Leila L. Kirske

                                    Vice President of Finance & Administration
                                    (Principal Financial and Accounting Officer)


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                               BSQUARE CORPORATION

                                INDEX TO EXHIBITS

EXHIBIT NUMBER
(REFERENCED TO
  ITEM 601 OF                                 EXHIBIT
REGULATION S-K)                             DESCRIPTION
---------------                             -----------

     99.1                                   Press Release